UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois	60707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Annual Report on Form 10-K for the year ended December 31, 2007 of Cobra Electronics Corporation (the “Company”) filed with the Securities and Exchange Commission on March 31, 2008 included consolidated financial statements of the Company which reflect the following consolidated balance sheets and consolidated statements of operations of the Company, each of which supersedes the corresponding financial information included in the Company’s press release dated February 22, 2008, which is filed as an exhibit hereto.

Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2007	December 31, 2006
ASSETS:
Current assets:
Cash	$1,860	$1,878
Accounts receivable, net	26,804	28,320
Inventories, net	33,054	29,039
Other current assets	13,621	14,006

Total current assets	75,339	73,243
Net property, plant and equipment	6,803	7,625
Total other assets	32,176	35,890

Total assets	$114,318	$116,758

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$7,273	$6,097
Accrued liabilities	11,151	11,944
Short-term debt	1,240	1,060

Total current liabilities	19,664	19,101

Non-current liabilities:
Long-term debt	18,745	15,614
Deferred taxes	3,772	5,337
Deferred compensation	6,320	5,858
Other long-term liabilities	679	1,075

Total non-current liabilities	29,516	27,884

Minority interest	23	4

Total shareholders’ equity	65,115	69,769

Total liabilities and shareholders’ equity	$114,318	$116,758

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	For the Three Months Ended		For the Twelve Months Ended
	(unaudited)
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Net sales	$45,401	$53,254	$155,935	$153,695
Cost of sales	40,201	39,533	124,534	123,742

Gross profit	5,200	13,721	31,401	29,953
Selling, general and administrative expense	11,250	11,065	39,634	32,620

Earnings (loss) from operations	(6,050)	2,656	(8,233)	(2,667)
Other income (expense):
Interest expense	(506)	(395)	(1,655)	(479)
Other, net	262	(22)	1,089	63

(Loss) earnings before taxes	(6,294)	2,239	(8,799)	(3,083)
Tax (benefit) provision	(2,628)	432	(4,396)	(1,449)
Minority interest	(6)	4	(19)	4

Net earnings (loss)	$(3,672)	$1,811	$(4,422)	$(1,630)

Net earnings (loss) per common share:
Basic	$(0.57)	$0.28	$(0.68)	$(0.25)
Diluted	$(0.57)	$0.27	$(0.68)	$(0.25)

Weighted average shares outstanding:
Basic	6,471	6,459	6,458	6,482
Diluted	6,471	6,662	6,458	6,482

Item 9.01	Exhibits.

(d)	The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

10-1*	Loan and Security Agreement dated as of February 15, 2008 among Cobra Electronics Corporation, The PrivateBank and Trust Company, as a lender and administrative agent for itself and the other lenders, and RBS Citizens, N.A., as lender.

99-1*	Press release dated February 22, 2008 issued by Cobra Electronics Corporation

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

By:	/s/ Michael Smith
Name:	Michael Smith
Title:	Senior Vice President and
Chief Financial Officer

Date: March 31, 2008

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

10-1*	Loan and Security Agreement dated as of February 15, 2008 among Cobra Electronics Corporation, The PrivateBank and Trust Company, as a lender and administrative agent for itself and the other lenders, and RBS Citizens, N.A., as lender.

99-1*	Press release dated February 22, 2008 issued by Cobra Electronics Corporation

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on February 22, 2008.